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                              CENTURY SHARES TRUST

                        Supplement dated May 21, 2001 to
                         Prospectus dated April 30, 2001


      1. On May 7, 2001, the Board of Trustees of Century Shares Trust (the "Trust") approved, and recommended shareholder approval of, the following matters:

            a. The reorganization of the Trust as a newly created series, also named Century Shares Trust (the "New Fund"), of Century Capital Management Trust, a registered investment company advised by Century Capital Management, Inc. (the "Adviser"), pursuant to an Agreement and Plan of Reorganization whereby all the assets and liabilities of the Trust would be transferred to the New Fund in exchange for shares of the New Fund;

            b. The adoption of a new Investment Advisory Agreement between the Trust and the Adviser, pursuant to which the Trust would pay the Adviser an advisory fee of 0.80% of the Trust's average daily net assets up to $500 million and 0.70% of the Trust's average daily net assets in excess of $500 million; and

            c. The ratification of Deloitte & Touche LLP as principal independent auditors of the Trust.

In connection with the approval of the new Investment Advisory Agreement, the Trust's Board of Trustees also approved an Administration Agreement between the Trust and the Adviser, pursuant to which the Trust would pay the Adviser an administrative fee of 0.15% of the Trust's average daily net assets in return for the provision of certain administrative services. The Administration Agreement would go into effect upon the approval by shareholders of the new Investment Advisory Agreement. The Administration Agreement is not being submitted to shareholders for their approval.

      2. Effective May 1, 2001, the Adviser ceased its waiver of administrative expenses (or of reimbursement for such expenses) payable to the Adviser by the Trust under the Investment Advisory Agreement currently in effect between the Trust and the Adviser. In 2000, the aggregate amount of such expenses waived by the Adviser was $388,765, or 0.12% of the Trust's net assets during 2000. Accordingly, to show the effect of the end of these waivers, the Annual Fund Operating Expenses table and accompanying Example on page 3 of the Trust's prospectus are hereby amended and restated in their entirety as follows:

      Annual Fund Operating Expenses (expenses that are deducted from Trust assets):


       o   Management Fees*                                             0.79%
       o   Distribution and Service (12b-1) Fees                           0%
       o   Other Expenses                                               0.16%
                                                                        =====
       o   Total Annual Fund Operating Expenses                         0.95%

* Includes administrative expenses or reimbursements payable to the Adviser that were previously waived by the Adviser. Effective May 1, 2001, the Adviser ended its waivers of these expenses and reimbursements.

      EXAMPLE

This EXAMPLE is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Trust's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

    1 YEAR               3 YEARS               5 YEARS             10 YEARS
    ------               -------               -------             --------
     $97                  $303                   $526                $1,166